UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 24, 2008

Date of Report

(Date of Earliest Event Reported)

SONOSITE, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	0-23791	91-1405022
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

21919 30th Drive S.E., Bothell, Washington 98021-3904

(Address of Principal Executive Offices) (Zip Code)

(425) 951-1200

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 24, 2008, SonoSite issued a press release announcing its financial results for the second quarter ended June 30, 2008. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated into this current report by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

99.1	SonoSite, Inc. press release issued July 24, 2008, announcing its financial results for the second quarter ended June 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, SonoSite, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOSITE, INC.

Dated: July 24, 2008	By:	/s/ BERNARD J. PITZ
Bernard J. Pitz
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	SonoSite, Inc. press release issued July 24, 2008, announcing its financial results for the second quarter ended June 30, 2008.